Confidential treatment has been requested by Constar International Inc. pursuant to Rule 406. All non-public information has been filed with the Securities and Exchange Commission.

Exhibit 10.16

January 17, 2001

Mr. Michael Hoffman
Constar, Inc.
1 Crown Way
Philadelphia, PA 19154

Dear Mike:

This letter serves to confirm and set forth certain amendments to the Supply Agreement (the “Agreement”) dated January 1, 1998 between Constar, Inc., a Pennsylvania Corporation and a wholly-owned subsidiary of Crown Cork & Seal, Inc. (“Seller”) and New Century Beverage, a California corporation and wholly-owned subsidiary of PepsiCo, Inc. (“PepsiCo”).

Effective as of January 1, 2002, each of Supplier and PepsiCo agree to certain amendments to the Agreement as set forth below. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Agreement.

A.	The following provisions listed in this Section A below shall relate solely to the Buyer’s “Dallas Cell 3” locations (as defined in Exhibit B to the Agreement, as amended) (“Cell 3 Locations”):

1.
Section 2 of the Agreement regarding the “term” of the agreement is hereby amended by deleting “Exhibit B—Dallas Cell (3)” in its entirety and replacing it with the language as set forth on Annex A attached hereto.

2.
Exhibit C of the Agreement (as referenced in Section 5(a) of the Agreement) regarding “pricing” is hereby amended by replacing the Cell 3 Locations pricing with the pricing set forth on Annex B attached hereto.

3.
The first sentence of the third paragraph of Section 5(a) of the Agreement is deleted. The parties agree that the [***] will be negotiated by the parties in a manner consistent with the parties’ past practices in respect of the other locations listed in the Agreement.

4.	The parties agree that Section 5(b) of the Agreement regarding [***]

5.
In addition to the requirements of Section 16 regarding “quality and service”, the Parties agree that in the event that a particular quality, service or packaging issue arises at a particular Cell 3 Location, Seller shall have thirty (30) days in which to resolve the issue, and that if successful resolution is not achieved in such time period, then Seller will not be permitted to produce the particular package at the particular location until final resolution is demonstrated to and accepted by Buyer. Buyer shall have the right to secure such containers from an alternate source during such period of noncompliance; however Buyer will work with Seller to secure such containers from Seller’s alternate locations where possible.

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6.	On or prior to January 8, 2002 Seller shall have delivered to Buyer a plan satisfactory to Buyer demonstrating Seller’s capability to supply Containers to Buyer [***].

7.
The parties agree that Seller shall be responsible for any and all freight charges resulting from deliveries to a Cell 3 Location from a location other than those Seller supply locations listed on Annex B hereto [***].

8.	The parties agree that Seller shall use reasonable commercial efforts to exhaust on or prior to January 1, 2002 all of the inventory on hand in respect of Buyer’s Wichita, KS location.

9.
The parties agree that in the event that Seller closes, sells or otherwise disposes of a supply plant supporting the Cell 3 Locations during the Term (other than the Dallas hub plant), then the parties agree that Seller shall be responsible for the New Freight Costs for the period of January 2002 through June 2002 and Buyer shall be responsible for the New Freight Costs for the period from July 2002 through December 2002. As used herein “New Freight Costs” shall mean those freight costs equal to the difference in freight costs that arise from shipping Containers from a new supply plant as compared to the freight costs from the original supply plant, provided however that Buyer shall not be responsible for any freight costs if the freight costs from the new supply plant exceed the freight costs to such Cell 3 Location from the Dallas hub plant.

10.
Seller agrees to work together with Buyer to reduce the number of missing and damaged Containers supplied by Seller and discovered in the periodic Bottle Audits conducted by Buyer (“Bottler Audits”). Seller agrees to issue a credit to Buyer at Buyer’s bottle standard rate for those bottle loss rates in excess of the bottler loss rates that were mutually agreed upon in local partnership meetings in accordance with Buyers standard Bottle Audit process.

11.	Seller agrees to work with Buyer to reduce label costs throughout the Term.

B.	The parties agree to the provisions listed in Section B below in respect of those locations specified below:

1.	[***]

2.	[***]

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3.
In respect of all locations listed in the Agreement, Seller agrees to use its best efforts to increase the amounts spent by it on minority business programs in order to meet Buyer’s system-wide target of increasing minority business spending by [***] over such spending in 2001, provided minority business products are competitive to other majority suppliers on quality, service, and price.

4.	The parties agree that the 2L Container volume for Buyer’s Cranston location will continue to be Supplied by Seller, provided that the parties will [***]

5.
The parties agree that [***] will remain in full force and effect for all locations listed in the Agreement, provided that for the period from January 1, 2002 through December 31, 2002, [***] shall be calculated as follows [***]

C.	The parties agree to use commercial efforts to negotiate and enter into a definitive agreement for the supply of Containers to Buyer’s Trinidad and Jamaica locations.

D.	All provisions, terms and conditions of the Agreement not amended hereby shall remain in full force and effect for the duration of Terms listed above herein.

Acknowledged and Agreed	Acknowledged and Agreed
PepsiCo, Inc.	Constar, Inc.

By:	/s/ Cathleen A. Lesko	By:	/s/ Michael J. Hoffman
	Name: Cathleen A. Lesko		Name: Michael J. Hoffman
	Title: Grp. Mgr. PET Global Procurement		Title: President-Constar

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ANNEX A

Exhibit B (3)

Dallas

Cell 3

•	Term: January 1, 2002 through December 31, 2002

•	Volume: [***]

•	Collierville, TN

•	Houston, TX

•	Mesquite,TX

•	Reserve, LA

•	San Antonio, TX

•	Tulsa, OK

•	Constar supply points: Dallas, TX; Houston, TX; Reserve, LA; Collierville, TN and Crisp Container (Marion, IL).

•	Volume Forecast shall be the T1 2002 forecast as supplied to Constar in writing by Pepsi.

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ANNEX B

2002 PRICING—CELL 3 “Dallas”

Primary Reason for Change:                                         [***]                                         Note:

2002 Pricing—

*** 01.01.01

Supplier	***	Bottler	Pepsi Location	Size	***	***	***	***	***	***	***	***	***	***	***	***	***	Total Cost (Per M)	Pallet Count	Pallets/TL	TL/Rate	Price Per Pallet
Constar	***	PAS	Collierville	1L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Collierville	20 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Collierville	2L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Collierville	2L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Collierville	2L	***	***	***	***	***			***	***	***	***			***	***	***	***	***
Constar	***	PAS	Collierville	12 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PBG	Houston	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Houston	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Houston	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Houston	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Houston	20 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Houston	20 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	20 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	32 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	500 ml	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PBG	Mosquite	20 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Reserve	500 ml	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	20 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	**	***
Constar	***	PAS	Reserve	20 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	24 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	24 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	24 oz	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	3L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	3L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	2L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	2L	***	***	***	***	***	***	***	***	***	***	***			***	***	***	***	***
Constar	***	PAS	Reserve	2L	***	***	***	***	***			***	***	***	***			***	***	***	***	***
Constar	***	PAS	San Antonio	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	San Antonio	24 oz	***	***	****	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	San Antonio	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	San Antonio	3L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	San Antonio	3L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	1L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	20 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	24 oz	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	2L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	3L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***
Constar	***	PAS	Tulsa	3L	***	***	***	***	***	***	***	***	***	***				***	***	***	***	***

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